ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated October 14, 2016 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) and should be retained for future reference. The AST Academic Strategies Asset Allocation Portfolio (the Portfolio) referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and the SAI.

The Board of Trustees of the Trust has approved: (i) adding Morgan Stanley Investment Management Inc. (MSIM) as subadviser to the global macro sleeve of the Portfolio; (ii) adding a style premia sleeve to the Portfolio to be managed by AQR Capital Management, LLC (AQR) and removing the diversified arbitrage sleeve of the Portfolio currently managed by AQR and CNH Partners, LLC (CNH); (iii) amending the subadvisory agreement with AQR and CNH to remove CNH as a subadviser to the Portfolio; (iv) amending the subadvisory agreement with First Quadrant, L.P. (FQ) to remove the global macro sleeve of the Portfolio; (v) terminating the subadvisory agreement with J.P. Morgan Investment Management, Inc. (J.P. Morgan) with respect to the long/short market neutral sleeve of the Portfolio; (vi) revising the non-fundamental investment strategies of the Portfolio; and (vii) and modifying the secondary blended benchmark of the Portfolio.

These changes are expected to become effective on or about January 23, 2017. AlphaSimplex Group, LLC, CoreCommodity Management, LLC, Jennison Associates LLC, Pacific Investment Management Company, LLC, Western Asset Management Company/Western Asset Management Company, Limited, and Quantitative Management Associates LLC will continue to serve as the Portfolio’s other subadvisers.

To reflect these changes, the Prospectus and the SAI are revised as follows, effective on January 23, 2017:

I.	All references to CNH and J.P. Morgan with respect to the Portfolio are hereby deleted from the Prospectus and the SAI, solely as such disclosure pertains to the Portfolio.

II.	The third and fourth paragraph in the “SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – Past Performance” section of the Prospectus relating to the Portfolio are hereby deleted and replaced with the following:

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which includes stocks of companies with similar investment objectives. The Portfolio’s custom blended index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Bloomberg Barclays US Aggregate Bond Index (28%), Bloomberg Commodity Index (8%), and BofA Merrill Lynch 90-Day US Treasury Bill Index (15%), and Dow JonesWilshire REIT Index (9%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: The Academic Strategies Asset Allocation Portfolio added and removed subadvisers and investment strategies, effective January 23, 2017. The performance figures prior to January 23, 2017 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and it is not representative of the Portfolio’s current subadvisers and the Portfolio’s predicted performance.

III.	The Index table in the “SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – Past Performance” section of the Prospectus relating to the Portfolio is hereby deleted and replaced with the following Index table:

Index	1 Year	5 Years	10 Years
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (Blended Index prior to January 23, 2017) (reflects no deduction for fees, expenses or taxes)	- 1.78%	4.08%	4.16%
Blended Index (Blended Index as of January 23, 2017) (reflects no deduction for fees, expenses or taxes)	- 1.28%	4.35%	4.34%

* Information as of December 31, 2015.

IV.	The table in the “SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby revised by removing all references and information pertaining to AQR, CNH, FQ, and J.P. Morgan and substituting it with the information set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
	AQR Capital Management, LLC.	Andrea Frazzini, Ph.D., M.S.	Principal	January 2017
		Jacques A. Friedman, M.S.	Principal	May 2016
		Ronen Israel, MA	Principal	July 2008
		Michael Katz, Ph.D., A.M.	Principal	January 2017
	First Quadrant, L.P.	Dori Levanoni	Partner, Portfolio Manager	July 2008
		Jeppe Ladekarl	Partner, Portfolio Manager	July 2008
	Morgan Stanley Investment Management Inc.	Cyril Moullé-Berteaux	Managing Director	January 2017
		Mark Bavoso	Managing Director	January 2017
		Sergei Parmenov	Managing Director	January 2017

V.	The second table in the “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – Principal Investment Policies – Investments in Non-Traditional Asset Classes – REAL ESTATE” section of the Prospectus is hereby deleted and replaced with the following:

The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.

Subadvisers	Investment Categories and Strategies
CoreCommodity Management, LLC (CoreCommodity)	Commodities Related
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities International Fixed Income (Hedged)
Western Asset Management Company/ Western Asset Management Company Limited	Emerging Markets Fixed Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral Overlay
First Quadrant, L.P.	Currency
AlphaSimplex Group LLC	Hedge Fund Replication
AQR Capital Management, LLC	Style Premia
Morgan Stanley Investment Management Inc. (MSIM)	Global Macro

VI.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – Principal Investment Policies – Investments in Non-Traditional Asset Classes – GLOBAL MACRO (FIRST QUADRANT) ” is hereby deleted and replaced with the following:

GLOBAL MACRO (MSIM). The global macro strategy of the Portfolio will seek to emphasize positive absolute return while actively controlling downside portfolio risk. To implement this approach, MSIM will take long and short positions in a range of securities, other instruments and asset classes to express its investment themes. MSIM may implement these positions either directly by purchasing securities or through the use of derivatives. There is no guarantee that the global macro strategy will achieve its goal of positive absolute return.

MSIM’s top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. MSIM’s allocations will be the result of relative value and/or directional views of the markets or individual asset classes taken by MSIM based on the results of its fundamental and quantitative research. The global macro strategy may at times invest a substantial portion of its assets in one or more countries (including EM countries) or regions. The global macro strategy’s investments may be U.S. and non-U.S. dollar denominated.

The global macro strategy of the Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). In addition, MSIM may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. (Moody's) or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. (S&P), or if unrated considered by MSIM to be an appropriate investment.

The global macro strategy of the Portfolio may invest in asset-backed securities. The global macro strategy of the Portfolio may also invest in restricted securities. The mortgage-backed securities in which the global macro strategy may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The global macro strategy of the Portfolio may also invest in other investment companies, including ETFs.

The global macro strategy of the Portfolio will use derivative instruments for a variety of purposes, including as part of its investment strategies, hedging, risk management, portfolio management or to earn income. The global macro strategy may use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The global macro strategy may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the MSIM Global Macro sleeve of the Portfolio to obtain net long or net negative (short) exposure to selected currencies. At times, the global macro strategy of the Portfolio may enter into "cross-currency" transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the MSIM Global Macro sleeve of the Portfolio will be counted toward the MSIM Global Macro sleeve of the Portfolio exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

The global macro strategy of the Portfolio is managed in a non-diversified manner.

VII.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – Principal Investment Policies – Investments in Non-Traditional Asset Classes – DIVERSIFIED ARBITRAGE (AQR AND CNH) ” is hereby deleted and replaced with the following:

STYLE PREMIA (AQR): The style premia strategy aims to provide exposure to four separate investment styles (“Styles”): value, momentum, carry and defensive, using both “long” and “short” positions within the following asset groups (“Asset Groups”): equities, bonds and currencies. The style premia strategy may achieve its exposure to any of the Asset Groups by using derivatives rather than holding those assets directly. The style premia strategy may also use derivatives for hedging purposes. The style premia strategy implements the Styles by investing globally in a broad range of instruments, including, but not limited to, equities (primarily those issued by large- and mid- cap companies), futures (including index futures, equity futures and bond futures), currency forwards, options and swaps (including equity swaps, swaps on index futures and total return swaps) (collectively, the “Instruments”). The style premia strategy may also invest in other registered investment companies including exchange-traded funds.

AQR generally considers large- and mid-cap companies to be those companies with market capitalizations around the range of the MSCI World Index at the time of purchase. As of December 31, 2015, the market capitalization of the companies comprising the MSCI World Index ranged from $1 billion to $598 billion. The style premia strategy’s exposure to equities includes securities of U.S. and non-U.S. issuers and equity indices representing the United States and non- U.S. countries. For the bonds Asset Group, the style premia strategy will have exposure to U.S. Government securities and sovereign debt issued by other developed countries. The style premia strategy has no limits with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration, which may include high-yield or “junk” bonds. From time to time, the style premia strategy can have significant exposure to non-U.S. dollar denominated currencies. The style premia strategy is generally intended to have a low correlation to the equity, bond and credit markets. The style premia strategy also is not designed to match the performance of any hedge fund index. The style premia strategy will utilize proprietary trading algorithms in order to minimize market impact and reduce trading costs. AQR will attempt to mitigate risk through diversification of holdings and through active monitoring of volatility, counterparties and other risk measures.

The Styles employed by the style premia strategy are:

▪	Value: Value strategies favor investments that appear cheap over those that appear expensive based on fundamental measures related to price, seeking to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The style premia strategy will seek to buy assets that are “cheap” and sell those that are “expensive.” Examples of value measures include using price-to-earnings and price-to-book ratios for selecting equities.

▪	Momentum: Momentum strategies favor investments that have performed relatively well over those that have underperformed over the medium-term (i.e., one year or less), seeking to capture the tendency that an asset’s recent relative performance will continue in the near future. The style premia strategy will seek to buy assets that recently outperformed their peers and sell those that recently underperformed. Examples of momentum measures include simple price momentum for selecting equities and price- and yield- based momentum for selecting bonds.
▪	Carry: Carry strategies favor investments with higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The style premia strategy will seek to buy high-yielding assets and sell low-yielding assets. An example of carry measures includes using interest rates to select currencies and bonds.
▪	Defensive: Defensive strategies favor investments with low-risk characteristics over those with high-risk characteristics, seeking to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The style premia strategy will seek to buy low-risk, high-quality assets and sell high-risk, low-quality assets. An example of a defensive measure includes using beta (i.e., an investment’s sensitivity to the securities markets) to select equities.

The style premia strategy is actively managed and the Fund’s exposures to Styles and Asset Groups will vary based on the Adviser’s ongoing evaluation of investment opportunities. The style premia strategy expects to maintain exposure to all four Styles; however, not all Styles are represented within each Asset Group. The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments within each Asset Group based upon each applicable Style using multiple measures, some of which are listed above. Investments ranking near the top of the universe contribute the largest “long” weights among the universe and investments ranking near the bottom of the universe contribute the largest “short” weights among the universe to produce the target Asset Group portfolio. For each Asset Group, the Styles included in that Asset Group each contribute position weights to the Asset Group portfolio, in such a way that each Style achieves roughly equal risk within the Asset Group. Asset Group portfolios are sized to also maintain a risk balanced allocation across Asset Groups within the style premia strategy. Individual investments in the actual Asset Group portfolios are sold or closed out during the rebalancing process, the frequency of which is expected to vary depending on the Asset Group and the AQR’s ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.

The style premia strategy may enter into both “long” and “short” positions across all Styles and Asset Groups using derivative Instruments. With respect to equities, the style premia strategy may also take a “long” position by purchasing the security directly, or a “short” position by borrowing a security from a third party and selling it at the then current market price. The owner of a “long” position will benefit from an increase in the price of the underlying instrument. The owner of a “short” position will benefit from a decrease in the price of the underlying instrument.

AQR will use quantitative and qualitative methods to assess the level of risk (i.e., volatility of return) and AQR expects that the style premia strategy may be volatile over short-term periods because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. AQR, on average, will target an annualized volatility level for the Fund of 10%. AQR expects that the style premia strategy’s targeted annualized forecasted volatility will typically range between 8% and 12%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

If derivative Instruments and Instruments with remaining maturities of one year or less are taken into account, the style premia strategy’s strategy will result in frequent trading and high turnover (typically greater than 250%).

A portion of the style premia strategy’s assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.

VIII.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO – Principal Investment Policies – Investments in Non-Traditional Asset Classes – LONG-SHORT MARKET NEUTRAL (J.P. Morgan)” is hereby deleted.

IX.	The sections of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS – CNH Partners, LLC (CNH)” is hereby deleted and replaced with the following:

Morgan Stanley Investment Management, Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of June 30, 2016, MSIM together with its affiliated asset management companies had approximately $406 billion in assets under management.

X.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Academic Strategies Asset Allocation Portfolio – AQR Capital Management, LLC and CNH Partners, LLC: Diversified Arbitrage Segment.” is hereby deleted and replaced with the following:

AQR Capital Management, LLC (AQR): Style Premia Segment. The portfolio managers of AQR responsible for oversight of the Style Premia segment of the Academic Strategies Portfolio are Andrea Frazzini, Jacques A. Friedman, Ronen Israel, and Michael Katz. Their respective biographies are provided below.

Andrea Frazzini, Ph.D., M.S. Dr. Frazzini is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and develops quantitative models for its Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

Jacques A. Friedman, M.S. Mr. Friedman is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a B.S. in applied mathematics from Brown University and an M.S. in applied mathematics from the University of Washington.

Ronen Israel, M.A. Mr. Israel is a Principal of AQR. Mr. Israel joined AQR in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.

Michael Katz, Ph.D., A.M. Dr. Katz is a Principal of AQR. Dr. Katz joined AQR in 2007 and oversees research and portfolio management for macro, fixed-income and inflation-related strategies. He earned a B.A. in economics and a B.A. in Middle East history, both with honors, at Tel Aviv University, and an A.M. and a Ph.D., both in economics, from Harvard University.

XI.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Academic Strategies Asset Allocation Portfolio – First Quadrant: Global Macro Segment and Currency Segment” is hereby deleted and replaced with the following:

First Quadrant: Currency Segment. As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Both functions are internal to First Quadrant and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies.

Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the currency segment of the Academic Strategies Portfolio. Their respective biographies are provided below.

Dori Levanoni is a senior member of First Quadrant’s investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies. Mr. Levanoni first joined First Quadrant in 1991 as an intern while studying physics at California Institute of Technology. He left the firm in 1995 to work in the anatomy and neurobiology department of Washington University in St. Louis. Returning to First Quadrant in 1996 as head of systems, Mr. Levanoni moved to the investment team two years later. He subsequently served as manager of currency research and director of the currency product.

Jeppe Ladekarl joined First Quadrant as a member of the investment team in November 2009. Before joining First Quadrant, Mr. Ladekarl was the Principal Portfolio Manager for the currency and global tactical asset allocation portfolios managed by the World Bank Pension and Endowments Department. Mr. Ladekarl managed the team that allocates funds to external global tactical asset allocation and active currency managers. In addition, he was responsible for the internally managed global macro strategy investing and traded in a broad array of FX, fixed income, credit and equity markets. Mr. Ladekarl also worked in the World Bank’s Financial Sector Operations and Policy group conducting financial sector policy research and providing advice to emerging market governments on financial sector issues including debt, equity and mortgage market development. Before joining the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank holding various positions in the Monetary Policy and Capital Markets Departments. Mr. Ladekarl has published on various debt management, ALM, mortgage bonds, currency, emerging markets and international portfolio investment topics. He holds a MSc in economics from the University of Copenhagen.

XII.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Academic Strategies Asset Allocation Portfolio – J.P. Morgan Investment Management, Inc.: Long/Short Market Neutral Segment” is hereby deleted and replaced with the following:

Morgan Stanley Investment Management, Inc. (MSIM): Global Macro Segment. The portfolio managers of MSIM responsible for oversight of the Global Macro segment of the Academic Strategies Portfolio are Cyril Moullé-Berteaux, Mark Bavoso, and Sergei Parmenov. Their respective biographies are provided below.

Cyril Moullé-Berteaux, Managing Director. Cyril Moullé-Berteaux is head of the GMA team at MSIM. He re-joined the firm in 2011 and has 24 years of financial industry experience. Before returning to Morgan Stanley, Cyril was a founding partner and portfolio manager at Traxis Partners, a macro hedge fund firm. At Traxis Partners, Cyril managed absolute-return portfolios and was responsible for running the firm’s fundamental and quantitative research effort. Prior to co-founding Traxis Partners, in 2003, he was a managing director at MSIM, running Asset Allocation Research and heading the Global Asset Allocation team. Previously, from 1991 to 1995, Cyril worked at Bankers Trust as a corporate finance analyst and as a derivatives trader in the emerging markets group. He received a B.A. in economics from Harvard University.

Mark Bavoso, Managing Director. Mark Bavoso is a senior portfolio manager on the GMA team. He joined Morgan Stanley in 1986 and has 32 years of investment experience. Previously, he was a senior vice president and portfolio manager at Dean Witter InterCapital and a vice president in the equity marketing and research departments of Dean Witter Reynolds. Prior to joining the firm, he was a vice president and equity research analyst at Sutro & Co. Mark received a B.A. in both history and political science from the University of California, Davis. In 2008, under his leadership, the Morgan Stanley Strategist Fund was the recipient of the Lipper Funds Award (presented to the top performing Flexible Portfolio for the trailing three years). Mark is also a member of the Economic Club of New York.

Sergei Parmenov, Managing Director. Sergei Parmenov rejoined MSIM in 2011 in the GMA team. Sergei has 19 years of investment experience. Before returning to Morgan Stanley, Sergei was a founder and manager of a macro hedge fund Lyncean Capital Management. Between 2003 and 2008, Sergei was an analyst and a portfolio manager at Traxis Partners, a multi-strategy hedge fund. From 2002 to 2003, Sergei was an analyst at a European mid-cap equities hedge fund at J. Rothschild Capital Management in London. Prior to this, he was a Vice President in the private equity department of Deutsche Bank and from 1999 to 2001, Sergei was an Associate and subsequently Vice President at Whitney & Co, focusing on European private equity investments. Sergei started his career in MSIM in 1996. He received a B.A. in economics from Columbia University.

XIII.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies Asset Allocation Portfolio	The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

XIV.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to AQR, CNH, J.P. Morgan and FQ with respect to the Portfolio and substituting it with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Academic Strategies Asset Allocation Portfolio	AQR Capital Management, LLC	0.80% of average daily net assets
	First Quadrant, L.P.	0.65% of average daily net assets to $100 million; 0.55% of average daily net assets from $100 million to $200 million; and 0.50% of average daily net assets exceeding $200 million
	Morgan Stanley Investment Management, Inc. (Morgan Stanley)	0.55% of average daily net assets to $50 million; 0.525% of average daily net assets over $50 million to $200 million; and 0.50% of average daily net assets over $200 million.

XV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to AQR, CNH, J.P. Morgan and FQ with respect to the Portfolio and substituting it with the information set forth below:

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
AQR Capital Management, LLC. *	Andrea Frazzini, Ph.D., M.S.	35 / $15,472,344,776	28/$15,270,460,165 19/$11,448,769,250	32/$12,693,120,847 7/$1,146,769,498	None
	Jacques A. Friedman, M.S.	46 / $25,014,445,762	46/$22,073,150,062 33/$16,466,351,076	112/$52,992,970,073 33/$13,626,127,999	None
	Ronen Israel, MA	33 / $17,743,427,295	66/$34,826,873,677 54/$27,609,325,559	62/$26,945,167,238 19/$7,963,626,285	None
	Michael Katz, Ph.D., A.M.	11 / $8,938,601,515	24/$10,454,904,271 22/$9,629,824,960	4/$2,442,128,547 2/$587,602,856	None
First Quadrant, L.P.**	Dori Levanoni	3/$1,161,168,513.57	8/$481,459,939.48 6/$283,690,582.58	18/$11,657,616,548.86 6/$2,147,018,757.74	None
	Jeppe Ladekarl	2/$1,068,338,434.48	7/$396,038,916.32 5/$198,269,559.42	13/$10,578,117,102.09 3/$1,717,946,161.00	None
Morgan Stanley Investment Management Inc.*	Cyril Moullé-Berteaux	5/$729,870,561	5/$4,021,683,408	9/$4,949,655,098 3/$2,292,318,745	None
	Mark Bavoso	5/$729,870,561	2/$57,680,050	8/$4,851,060,421 3/$2,292,318,745	None
	Sergei Parmenov	4/$367,476,088	5/$4,021,683,408	8/$4,851,060,421 3/$2,292,318,745	None

* Information as of August 31, 2016.

** Information as of December 31, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP10